UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 13, 2026

SHARONAI HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43129	41-2349750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500,

New York, NY 10151

(Address of principal executive offices, including zip code)

(347) 212-5075

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Common Stock, $0.0001 par value	SHAZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

SharonAI Holdings, Inc. (the “Company”) is hereby correcting a statement included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and filed on March 31, 2026 (“Form 10-K”), which stated that “NVIDIA is a strategic shareholder in SharonAI.” That statement was included in error. NVIDIA Corporation was not a strategic shareholder in the Company and as of the date of this Current Report, NVIDIA Corporation does not hold any equity securities of the Company. This correction does not affect the Company’s previously reported financial statements and the financial statements in the Form 10-K remain unchanged, and no other portions of the Form 10-K are being corrected other than as set forth in this Item 8.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARONAI HOLDINGS, INC.

	By:	/s/ James Manning
	Name:	James Manning
	Title:	CEO

Date: April 13, 2026

-3-